BANGLA PROPERTY MANAGEMENT, INC.
                          (A Development Stage Company)


EXHIBIT 10.13-MATERIAL CONTRACT
PROPERTY MANAGEMENT AGREEMENT #13
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                          PROPERTY MANAGEMENT AGREEMENT
                          -----------------------------

This Agreement made this    1ST    day of  FEBRUARY     , 2002.
                        -----------      ---------------  ----

BETWEEN:

                        BANGLA PROPERTY MANAGEMENT, INC.
                        A corporation incorporated under
               the laws of the State of Colorado, or its assignee.
               ---------------------------------------------------
                            (hereinafter the "Agent")
                                                              OF THE FIRST PART,
                                     - AND -

                                 DMYTRO KAZYMYRA
               ---------------------------------------------------
                            (hereinafter the "Owner")
                                                             OF THE SECOND PART.

     WHEREAS the Agent is in the  business of managing  revenue  properties  for
     -------
owners;

     AND WHEREAS the Owner  holds legal title to a certain  revenue  property or
     -----------
revenue properties;

     AND  WHEREAS the Owner  wishes to retain the Agent to manage  said  revenue
     ------------
property or revenue properties;

     NOW THEREFORE,  in consideration of the premises and mutual  agreements and
     -------------
covenants herein contained and other good and valuable consideration (the receipt and adequacy of which is hereby mutually acknowledged), the parties hereby covenant and agree as follows:

1.0  TERM
     ----

     1.1 The Owner hereby engages the Agent and the Agent hereby agrees to render property management services to the Owner from the date indicated above for a period of one year;

     1.2 Unless this agreement is cancelled pursuant to the terms of this Agreement, the Term shall automatically renew for additional one-year periods under the same terms and conditions, unless otherwise agreed in writing by the parties.

     1.3 The Owner hereby exclusively retains the Agent for the Term and shall not retain any other professional for the purpose of performing the services to be provided by the Agent without the express written consent of the Agent.

2.0  PROPERTY
     --------

     2.1 The Owner hereby represents to the Agent that the Owner holds legal title to the following described property hereinafter called the "Premises." In the event the legal Owner is unable to sign this Property Management Agreement the legal representative of the Owner may sign on the Owner's behalf after producing proper documentation.

            PROPERTY ADDRESS:     1740 WINNIPEG ST SUITES A & B
                                  -------------------------------------------
                                  REGINA, SASKATCHEWAN
                                  -------------------------------------------

                                  -------------------------------------------


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



                        BANGLA PROPERTY MANAGEMENT, INC.
                          (A Development Stage Company)


            LEGAL DESCRIPTION:               LOT 31,  BLOCK 295
                                  -------------------------------------------
                                             PLAN OLD 33
                                  -------------------------------------------
                                  (hereinafter the "Premises")

3.0  AGENT'S OBLIGATIONS
     -------------------

     3.1 During the Term or any automatic renewal thereof, the Agent shall provide the following property management services to the Owner:

               (i)       Renting the Premises;
               (ii)      Leasing the Premises;
               (iii)     Renewing rental or Lease agreements;
               (iv)      Execute leases for terms not in excess of one year;
               (v)       Advertising the Premises;
               (vi)      Investigate references of prospective tenants;
               (vii)     Terminating tenancies; and
               (viii) Sign and deliver all appropriate notices to the tenant;
               (ix)      Minor exterior repairs;
               (x)       Tree and hedge trimming; and
               (xi)      Lawn care.

     3.2 The services of the Agent are non-exclusive. The Agent may render services of the same or similar nature, as herein described, to an owner whose business is in competition with the Owner, directly or indirectly.

4.0  OWNER'S OBLIGATIONS
     -------------------

     4.1 During the Term or any automatic renewal thereof, the Owner shall give the Agent the authority to perform all property management services as set out in sub paragraph 3.1 hereof, that may be exercised in the name of the Owner and the expense thereof assumed by the Owner.

     4.2 In addition to all expenses incurred by the Agent on behalf of the Owner as aforesaid, during the Term or any automatic renewal thereof, the Owner agrees to pay the Agent, in respect of the Premises, the sum of USD $50.00 per month for management services provided to the Owner
                  -----
          as set out above. Any such payments related to services provided in any particular month shall be payable not later than the 15th day of the following month.

     4.3 In the event that the Agent advances monies on behalf of the Owner, or the Owner is indebted to the Agent for any reason arising out of this Agreement, the Owner agrees to promptly pay, upon demand such indebtedness to the Agent. Any such indebtedness not paid within twenty days after notice shall be subject to interest at the maximum rate permitted by law and shall constitute lien rights upon the Premises for services, materials or management fees.

     4.4 During the Term and any automatic renewal thereof, the Owner agrees to carry insurance in respect of the Premises, at the Owner's expense, according to the recommended guidelines of the insurance industry, including but without limitation, liability insurance in sufficient amounts to cover both the Owner and the Agent.

     4.5 During the Term and any automatic renewal thereof, the Owner agrees to fully comply with all Federal, Provincial, Municipal or other legislation, provisions, standards and rules in respect of owning and operating revenue properties. Notwithstanding paragraph 12.0 hereof, where any such statute, provision or rule is breached, the Agent, upon giving notice to the Owner, may terminate this Agreement within seven days.

     4.6 The Owner shall be solely responsible for maintaining the Premises in a good state of repair and clean-up.


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

                        BANGLA PROPERTY MANAGEMENT, INC.
                          (A Development Stage Company)

5.0  RENTAL AUTHORIZATION
     --------------------

     5.1 The Owner hereby authorizes the Agent to rent the premises to a tenant or tenants, the suitability of which shall be in the sole discretion of the Agent, on the following terms:

               (i)       Monthly rental:                 $ 400.00 / SUITE ;
                                                         ------------------
               (ii)      Security deposit:               $ 400.00 / SUITE ;
                                                         ------------------
               (iii)     Utilities Included, if any:     WATER            ;
                                                         ------------------
               (iv)      Maximum # of persons:           3 / SUITE        ;
                                                         ------------------
               (v)       Parking included:               YES  X  ; NO     ;
                                                            ------   ------
               (vi)      Pets permitted:                 YES  X  ; NO     ;
                                                            ------   ------
               (vii)     Lease required:                 YES     ; NO  X  ;
                                                            ------   ------

6.0  TRADE SECRETS
     -------------

     6.1 The Agent will not disclose to any other person, firm or corporation, nor use for its own benefit, during or after the Term, or any automatic renewal of this Agreement, any trade secrets or other information designated as confidential by the Owner which is acquired by the Agent in the course of performing services under this Agreement.

7.0  INDEMNITY
     ---------

     7.1 The Owner agrees to indemnify and hold the Agent, its affiliates, control persons, officers, employees, attorneys and agents (collectively, the "Indemnified Persons") harmless from and against losses, claims, damages, liabilities, costs, or expenses including reasonable attorney's and accountant's fees, joint and several arising out of the performance of this Agreement, whether or not the Agent is a party to such dispute. The Owner agrees that it shall also reimburse the Indemnified Persons for any attorney's fees and cost incurred in enforcing this Indemnification against the Owner.

          This Indemnity shall not apply, however, where a court of competent jurisdiction has made a final determination that the Agent engaged in gross recklessness and willful misconduct in the performance of its services hereunder which gave rise to a loss, claim, damage, liability, cost or exposure sought to be resolved hereunder. However, pending any such final determination, the Indemnification and reimbursement provisions of this Agreement shall apply and the Owner shall perform its obligations hereunder to reimburse the Agent for its attorney's fees and expenses.

     7.2 The provisions of paragraph 5.1 shall survive the termination and expiration of this Agreement.

8.0  ENTIRE AGREEMENT
     ----------------

     8.1 This Agreement sets forth the entire understanding of the parties hereto relating to the subject matter hereof, and supercedes and cancels any prior communications, understandings and Agreements between the parties. This Agreement cannot be modified or changed, nor can any of its provisions be waived, except by written Agreement signed by all parties.

9.0  TIME
     ----

     9.1  Time shall be of the essence in all respects of this Agreement.

10.0  NOTICE
      ------

     10.1 Any notice or other communication which is required or permitted to be given or made by one party to the other party hereunder shall be in writing and shall be either:

          (a)  personally delivered to the other party;
          (b)  sent by facsimile transmission; or


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



                        BANGLA PROPERTY MANAGEMENT, INC.
                          (A Development Stage Company)


          (c)  sent by regular mail, postage prepaid.

     Any notice shall be sent to the intended recipient at its address as follows:

     To the Agent:                               To the Client:
     -------------                               ---------------

     1473 Richardson Avenue,                     DMYTRO KAZYMYRA
     Los Altos, California                       11195 WASCANA MEADOWS
     USA, 94024                                  REGINA, SK S4V 2W2
     Fax:  (650) 964-1586                        Fax:  (306) 721-5256

     Or at such other address as any party may from time to time advise the other by notice in writing. Any notice given by personal delivery shall be deemed to be received on the date of such delivery. Any notice sent by facsimile transmission shall be deemed to be received the next business day following the date of its transmission. Any delivery by regular mail shall be deemed to be delivered 7 business days following the date on which it was mailed.

11.0  DILIGENCE BY PARTIES
      --------------------

     11.1 The parties shall, with reasonable diligence, do all things and provide all reasonable assurances as may be required to complete the services contemplated in this Agreement, and each party shall provide such further documents, information or instruments required by the other party as may be reasonably necessary or desirable to give effect to this Agreement and carry out its provisions.

12.0  CANCELLATION
      ------------

     12.1 Either party hereto has the right to cancel this Agreement by giving the other party 30 days written notice in their intention to do so. In the event the Owner terminates this Agreement as aforesaid, the Agent shall be entitled, unless otherwise agreed to in writing by the parties, to receive two month's management fees, which fees shall be paid prior to the termination of this Agreement.

13.0  SEVERANCE
      ---------

     13.1 Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall not invalidate the remaining provisions hereof and any such invalid or unenforceable provision shall be deemed to be severed. Any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

14.0  COUNTERSIGNING
      --------------

     14.1 This Agreement may be executed by the parties in one or more counterparts, each of which when so executed and delivered shall be an original and such counterparts shall together constitute one and the same instrument.

IN WITNESS  WHEREOF the parties have duly executed this Agreement as of the date
-------------------
first written above.

                                     BANGLA PROPERTY MANAGEMENT, INC.

                                     By:        /s/ SHAWN ERICKSON
                                           ----------------------------------
                                             Authorized Director/Officer

                                     THE OWNER(S)

                                              /s/ DMYTRO KAZYMYRA
                                     ----------------------------------------
                                     Name:


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